Note 6 - Property, Plant and Equipment	12 Months Ended
Mar. 31, 2024
Notes to Financial Statements
Property, Plant and Equipment Disclosure [Text Block]

6.   PROPERTY, PLANT AND EQUIPMENT

In October 2022, the Company completed its new facility in Sinton, Texas, which is part of the flat-roll product segment (previously referred to as the coil product segment) at a total completed cost of approximately $22.2 million. The new facility is on the campus of Steel Dynamics, Inc.'s (“SDI”) new flat roll steel mill in Sinton, Texas and consists of an approximately 70,000 square foot building located on approximately 26.5 acres leased from SDI under a 99-year agreement with an annual rental payment of $1. The facility is equipped with a stretcher leveler cut-to-length line that is capable of handling material up to 1” thick, widths up to 96” and yields exceeding 100,000 psi.

At March 31, 2024, the Company's construction in process balance of approximately $2.0 million consisted primarily of approximately $1.8 million associated with a processing line upgrade at the Decatur, AL facility. The total estimated cost of this project is $2.2 million with completion expected during the June 30, 2024 quarter. The remaining construction in process balance is comprised of several smaller projects.

Depreciation expense was approximately $3.0 million and $2.5 million for fiscal 2024 and fiscal 2023, respectively.